COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2012
COMMITMENTS AND CONTINGENCIES

14. COMMITMENTS AND CONTINGENCIES

As of March 31, 2012, Kyocera had contractual obligations for the acquisition or construction of property, plant and equipment aggregating ¥9,635 million principally due within one year.

Kyocera is a lessee under long-term operating leases primarily for office space and equipment. Rental expenses for operating leases were ¥9,210 million, ¥8,310 million and ¥10,586 million for the years ended March 31, 2010, 2011 and 2012, respectively.

The future minimum lease commitments under non-cancelable operating leases as of March 31, 2012 are as follows:

Years ending March 31,	(Yen in millions)
2013	¥4,931
2014	3,449
2015	2,197
2016	1,390
2017	975
2018 and thereafter	1,023

¥13,965

Kyocera has entered into purchase agreements for a certain portion of an anticipated quantity of materials used in its operations. Under those agreements, during the year ended March 31, 2012, Kyocera purchased ¥16,010 million and is obligated to purchase ¥203,115 million in total by the end of December 2020.

Kyocera guarantees the debt of employees, an investee and an unconsolidated subsidiary. As of March 31, 2012, the total amount of these guarantees was ¥588 million. The financial guarantees are made in the form of commitments and letters of awareness issued to financial institutions and generally obligate Kyocera to make payments in the event of default by the borrowers.

AVX has been identified by the United States Environmental Protection Agency (EPA), state governmental agencies or other private parties as a potentially responsible party (PRP) under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) or equivalent state or local laws for clean-up and response costs associated with certain sites at which remediation is required with respect to prior contamination. Because CERCLA has generally been construed to authorize joint and several liability, the EPA could seek to recover all clean-up costs from any one of the PRPs at a site despite the involvement of other PRPs. At certain sites, financially responsible PRPs other than AVX also are, or have been, involved in site investigation and clean-up activities. AVX believes that liability resulting from these sites will be apportioned between AVX and other PRPs.

To resolve its liability at the sites at which AVX has been named a PRP, AVX has entered into various administrative orders and consent decrees with federal and state regulatory agencies governing the timing and nature of investigation and remediation. As is customary, the orders and decrees regarding sites where the PRPs are not themselves implementing the chosen remedy contain provisions allowing the EPA to reopen the agreement and seek additional amounts from settling PRPs in the event that certain contingencies occur, such as the discovery of significant new information about site conditions.

In 1991, in connection with a consent decree, AVX paid ¥8,878 million ($66 million), plus interest, toward the environmental conditions at, and remediation of, New Bedford Harbor in the Commonwealth of Massachusetts (the harbor) in settlement with the United States and the Commonwealth of Massachusetts, subject to reopener provisions, including a reopener if certain remediation costs for the site exceed ¥10,701 million ($130.5 million). In 2007, AVX received notification from the EPA and the Department of Justice indicating that the United States was preparing to exercise the cost reopener. In March 2011, the EPA issued the Fourth Explanation of Significant Differences (ESD #4) that explains the planned changes to the existing remedial action plan for the harbor to include the use of a confined aquatic disposal (CAD) cell, along with interim off-site transportation and disposal of certain contaminated dredge spoils, and the continued use of long-term on-site storage for other contaminated dredge spoils. ESD #4 provides future cost estimates under the new remedial action plan (in addition to costs incurred to date) ranging from ¥29,684 million ($362 million) to ¥32,882 million ($401 million), net present value, based on certain criteria included in the ESD #4. The EPA has indicated that remediation costs through December 31, 2011 were approximately ¥37,392 million (approximately $456 million), not all of which are subject to the reopener provisions.

On April 18, 2012, the EPA issued to AVX a Unilateral Administrative Order (UAO) directing AVX to perform the Remedial Design, the Remedial Action and Operation and Maintenance for the harbor clean-up. The effective date set forth in the UAO is June 18, 2012, but, while the parties are in mediation discussions, AVX has until July 23, 2012 to inform the EPA if it intends to comply with the UAO.

AVX has not received complete documentation of past response costs from the EPA and therefore has not yet completed an investigation of the monies spent or available defenses in light of these notifications and indications. AVX has also not yet determined whether AVX can avoid responsibility for all, or some portion, of these past or future costs because the remediation method has changed over time and costs can be appropriately apportioned to parties other than AVX. AVX anticipates further discussions with the U.S. Department of Justice, the EPA, and the Commonwealth of Massachusetts in the first half of the year ending March 31, 2013.

AVX is continuing to assess the UAO as well as potential defenses and other actions with respect to the site. However, in light of the foregoing, AVX considers it to be probable and reasonably estimable that AVX will incur cost within a range of approximately ¥7,900 million (approximately $100 million) to ¥59,860 million ($730 million), with no amount within that range representing a more likely outcome until such time as AVX completes an investigation with regard to monies spent, available defenses and other matters. AVX recognizes liabilities for environmental exposures when analysis indicates that is both probable that a liability has been incurred and the amount of loss can be reasonably estimated. When a range of loss can be estimated, AVX accrues the most likely amount. In the event that no amount in the range of probable loss is considered most likely, the minimum loss in the range is accrued. Accordingly, AVX has recorded a charge for the year ended March 31, 2012 of ¥7,900 million ($100 million) with respect to this matter. Kyocera included this charge in selling, general and administrative expenses in the consolidated statements of income for the year ended March 31, 2012.

In addition to the above matter, Kyocera is involved in various environmental matters and Kyocera currently has certain amount of reserves related to such environmental matters. The amount recorded for identified contingent liabilities is based on estimates. Amounts recorded are reviewed periodically and adjusted to reflect additional legal and technical information that becomes available. The uncertainties about the status of laws, regulations, regulatory actions, technology and information related to individual sites make it difficult to develop an estimate of the reasonably possible aggregate environmental remediation exposure; therefore these costs could differ from our current estimates.

Kyocera is also subject to various lawsuits and claims which arise, in the ordinary course of business. Kyocera consults with legal counsel and assesses the likelihood of adverse outcome of these contingencies. Kyocera records liabilities for these contingencies when the likelihood of an adverse outcome is probable and the amount can be reasonably estimated. Based on the information available, management believes that damages, if any, resulting from these actions will not have a significant impact on Kyocera’s consolidated results of operations, financial condition and cash flows.